Exhibit 21.1

Subsidiaries of SunTrust Banks, Inc. as of December 31, 2008.

SunTrust Banks, Inc.				Atlanta, GA

Direct Non Bank Subsidiaries

100%	GenSpring Holdings, Inc.			Palm Beach Gardens, FL

	100%	GenSpring International, LLC		Miami, FL

	100%	Teton Trust Company		Jackson, WY

		100%	TTC & Co L.L.C.	Jackson, WY

	65.41%	GenSpring Family Offices, L.L.C.		Jupiter, FL

		100%	Inlign Wealth Management, LLC	Phoenix, AZ

	85.302%	Asset Management Advisors, Charlotte L.L.C.		Charlotte, NC

100%	SunTrust Capital I			Atlanta, GA

100%	SunTrust Capital II			Atlanta, GA

100%	SunTrust Capital III			Atlanta, GA

100%	SunTrust Capital IV			Atlanta, GA

100%	SunTrust Capital V			Atlanta, GA

100%	SunTrust Capital VI			Atlanta, GA

100%	SunTrust Capital VII			Atlanta, GA

100%	SunTrust Capital VIII			Atlanta, GA

100%	SunTrust Capital IX			Atlanta, GA

100%	SunTrust Capital X			Atlanta, GA

100%	SunTrust Capital XI			Atlanta, GA

100%	SunTrust Capital XII			Atlanta, GA

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Capital XIII		Atlanta, GA

100%	SunTrust Capital XIV		Atlanta, GA

100%	SunTrust Capital XV		Atlanta, GA

100%	SunTrust Preferred Capital I		Atlanta, GA

100%	SunTrust Delaware Trust Company		Wilmington, DE

100%	SunTrust Robinson Humphrey, Inc.		Nashville, TN

100%	SunTrust Insurance Company		Chattanooga, TN

99.99%	SunTrust Plaza Associates, LLC		Atlanta, GA

100%	SunTrust Institutional Investment Advisors LLC		Atlanta, GA

100%	RidgeWorth Capital Management, Inc.		Atlanta, GA
	100%	Ceredex Value Advisors LLC	Orlando, FL
	100%	Certium Asset Management LLC	Atlanta, GA
	100%	IronOak Advisors LLC	Richmond, VA
	100%	Seix Investment Advisors LLC	Upper Saddle River, NJ
	100%	Silvant Capital Management, LLC	Atlanta, GA
	100%	StableRiver Capital Management LLC	Atlanta, GA

100%	SunTrust Equity Funding, LLC		Atlanta, GA
	100%	AR Commodores GP, LLC	Atlanta, GA
	100%	AR Commodores LP	Atlanta, GA
	100%	CB Clanton Landlord, LLC	Atlanta, GA
	100%	CB Dunwoody Landlord, LLC	Atlanta, GA
	100%	CB Foley Landlord, LLC	Atlanta, GA
	100%	CB Heflin Landlord, LLC
	100%	CB Maitland Landlord, LLC	Atlanta, GA
	100%	CB McQueen Landlord, LLC	Atlanta, GA
	100%	CB Perry Street Landlord, LLC	Atlanta, GA
	100%	CB Portfolio Landlord, LLC	Atlanta, GA
	100%	CB Roebuck Landlord, LLC	Atlanta, GA

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Equity Funding, LLC (continued)		Atlanta, GA
	100%	Commodores, LLC	Atlanta, GA
	100%	Commodores AR , LLC	Atlanta, GA
	100%	Commodores TX Investors , LLC	Atlanta, GA
	100%	DDC Portfolio Landlord, LLC	Atlanta, GA
	100%	DDC Warsaw NC Landlord, LLC	Atlanta, GA
	100%	FF Landlord #2, LLC	Atlanta, GA
	100%	FF Landlord #4, LLC	Atlanta, GA
	100%	GP Portfolio Landlord #1, LLC	Atlanta, GA
	100%	GP Portfolio Landlord #2, LLC	Atlanta, GA
	100%	GP Portfolio Landlord #3, LLC	Atlanta, GA
	100%	Jakie Cakes, L.P.	Atlanta, GA
	100%	KD Durham NC Landlord, LLC	Atlanta, GA
	100%	KS Coatesville PA Landlord, LLC	Atlanta, GA
	100%	New Smyrna Seminoles, LLC	Atlanta, GA
	100%	OG Dallas TX Landlord, LLC	Atlanta, GA
	100%	OG Sikeston MO Landlord, LLC	Atlanta, GA
	100%	ONB Site 1 Landlord, LLC	Atlanta, GA
	100%	ONB Site 14 Landlord, LLC	Atlanta, GA
	100%	ONB Site 15 Landlord, LLC	Atlanta, GA
	100%	ONB Site 17 Landlord, LLC	Atlanta, GA
	100%	ONB Site 19 Landlord, LLC	Atlanta, GA
	100%	ONB Site 2 Landlord, LLC	Atlanta, GA
	100%	ONB Site 20 Landlord, LLC	Atlanta, GA
	100%	ONB Site 25 Landlord, LLC	Atlanta, GA
	100%	ONB Site 26 Landlord, LLC	Atlanta, GA
	100%	ONB Site 27 Landlord, LLC	Atlanta, GA
	100%	ONB Site 29 Landlord, LLC	Atlanta, GA
	100%	ONB Site 3 Landlord, LLC	Atlanta, GA
	100%	ONB Site 33 Landlord, LLC	Atlanta, GA
	100%	ONB Site 35 Landlord, LLC	Atlanta, GA
	100%	ONB Site 36 Landlord, LLC	Atlanta, GA
	100%	ONB Site 41 Landlord, LLC	Atlanta, GA
	100%	ONB Site 42 Landlord, LLC	Atlanta, GA
	100%	ONB Site 43 Landlord, LLC	Atlanta, GA
	100%	ONB Site 44 Landlord, LLC	Atlanta, GA
	100%	ONB Site 45 Landlord, LLC	Atlanta, GA

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Equity Funding, LLC (continued)		Atlanta, GA
	100%	ONB Site 48 Landlord, LLC	Atlanta, GA
	100%	ONB Site 6 Landlord, LLC	Atlanta, GA
	100%	ONB Site 8 Landlord, LLC	Atlanta, GA
	100%	ONB Site 9 Landlord, LLC	Atlanta, GA
	100%	ONB Traditional Portfolio Landlord, LLC	Atlanta, GA
	100%	STEF Fund Member, LLC	Atlanta, GA
	100%	STEF Springing Member, LLC	Atlanta, GA
	100%	Springing, Inc.	Atlanta, GA

100%	SunTrust 1031 Exchange Co.		Richmond, VA

100%	National Commerce Capital Trust I		Memphis, TN

100%	National Commerce Capital Trust II		Memphis, TN

100%	ST Management Services India Private Limited		Bangalore, India

100%	SunTrust Outsourcing Management, L.L.C		Atlanta, GA

Lower Tier Bank Holding Company

100%	SunTrust Bank Holding Company						Orlando, FL

	100%	SunTrust Bank					Atlanta, GA
		100%	Premium Assignment Corporation				Tallahassee, FL
			100%	Premium Assignment Corporation, II			Tallahassee, FL
		100%	STB Capital, LLC				Newark, DE
		100%	STB Receivables (Central Florida), Inc.				Newark, DE
		100%	STB Management Corporation				Newark, DE
			100%	STB FNC Corporation			Newark, DE
				100%	STB STR Corporation		Newark, DE
				100%	CCBDE, Inc.		Wilmington, DE
		100%	STB Real Estate (Georgia), Inc.				Newark, DE
			100%	STB Real Estate Parent (Georgia), Inc.			Newark, DE
				100%	STB Real Estate Holdings (Georgia), Inc.		Newark, DE
					100%	STB Holdings (Georgia) TRS, Inc.	Newark, DE
					100%	STB Real Estate Holdings (Atlanta), Inc.	Newark, DE
					100%	STB Real Estate Holdings (Conforming - GA), Inc.	Newark, DE
					100%	STB Holdings (Conforming - GA) TRS, Inc.	Newark, DE
		100%	STB Real Estate (Florida), Inc.				Newark, DE
			100%	STB Real Estate Parent (Florida), Inc.			Newark, DE
				100%	STB Real Estate Holdings (Florida), Inc.		Newark, DE
					100%	STB Holdings (Florida) TRS, Inc.	Newark, DE
					100%	STB Real Estate Holdings (Commercial – FL), Inc.	Newark, DE
						100% STB Holdings (Commercial – FL) TRS, Inc.	Newark, DE
					100%	STB Real Estate Holdings (Conforming – FL), Inc.	Newark, DE
					100%	STB Real Estate Holdings (Non-Conforming – FL), Inc.	Newark, DE
		100%	SunTrust Community Capital, LLC**				Atlanta, GA
			100%	ST CDE II LLC			Atlanta, GA
			100%	ST CDE III LLC			Atlanta, GA
			100%	ST CDE IV LLC			Atlanta, GA
			100%	ST CDE V LLC			Atlanta, GA
			100%	ST CDE VI LLC			Atlanta, GA
			100%	ST CDE VII LLC			Atlanta, GA
			100%	Transom Development, Inc.			Raleigh, NC

**	See supplemental list of legal entities.

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	SunTrust Community Capital, LLC (continued)				Atlanta, GA
			100%	SunTrust Community Development Enterprises, L.L.C.			Atlanta, GA
			100%	CDC Sassafras Senior, LLC			Atlanta, GA
			100%	CDC Retreat at Dry Creek Farm, LLC			Atlanta, GA
			100%	CDC JOC Annex, LLC			Atlanta, GA
			100%	CDC Whitehall Manor, LLC			Atlanta, GA
			100%	CDC Whitehall Apartments, LLC			Atlanta, GA
			100%	CDC Ashford Landing, LLC			Atlanta, GA
			100%	STCC Cannery Square Leverage Fund, LLC			Atlanta, GA
			100%	CDC Sustainable Fellwood, LLC			Atlanta, GA
			100%	CDC Manager, Inc.**			Atlanta, GA
				100%	98-02 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2002 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2003 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2004 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2005 CDC Manager, L.L.C.**		Atlanta, GA
				100%	2006 CDC Manager, L.L.C.**		Atlanta, GA
		100%	SunTrust International Banking Company				Atlanta, GA
			100%	SunTrust Asia, Limited			Atlanta, GA
			100%	Mountain View CLO V Ltd.			Grand Cayman, Cayman Islands
		100%	DC Properties, Inc.				Washington, DC
		100%	MD Properties, Inc.				Baltimore, MD
		100%	VA Properties, Inc.				Richmond, VA
		100%	Citizens Community Development Company				Baltimore, MD
		100%	CB Finance, Inc.				Newark, DE
			100%	Commerce Real Estate Holding Company			Wilmington, DE
			100%	STB Real Estate Parent (MA), Inc.			Newark, DE
				100%	SunTrust Real Estate Holdings (Mid-Atlantic), Inc.		Newark, DE
					100%	SunTrust TRS, Inc	Newark, DE
					100%	SunTrust Real Estate Investment Corporation	Newark, DE
						100% STREIC TRS, Inc.	Newark, DE
			100%	CM Finance, L.L.C.			Newark, DE
				100%	CBP Finance, L.L.C.		Newark, DE
					100%	STBE Investments, Inc.	Wilmington, DE

**	See supplemental list of legal entities.

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	SunTrust Leasing Corporation			Towson, MD
			100%	SunTrust Finance NC Corporation		Atlanta, GA
			100%	SunTrust Equipment Finance & Leasing Corp.		Towson, MD
		100%	SunTrust Mortgage, Inc.			Richmond, VA
			100%	ValuTree Real Estate Services, L.L.C.		Richmond, VA
				100%	SunTrust Lender Management, L.L.C.	Richmond, VA
			51%	Carolinas Mortgage Center, L.L.C.		Charlotte, NC
			51%	Central PA Mortgage, L.L.C.		Camp Hill, PA
			51%	Eastern Virginia Funding, L.L.C.		Newport News, VA
			51%	Gold Service Mortgage, L.L.C.		Hilton Head Island, SC
			51%	Harllon Home Mortgage, L.L.C.		Williamsburg, VA
			51%	Home Financial Group, L.L.C.		Nashville, TN
			51%	Monticello Home Loans, L.L.C.		Camp Hill, PA
			50.1%	OakCrest Mortgage, L.L.C.		Winchester, VA
			51%	Ole South Financial, L.L.C.		Murfreesboro, TN
			51%	Richmond Mortgage Funding, L.L.C.		Richmond, VA
			51%	Sun Home Mortgage, L.L.C.		West Palm Beach, FL
			51%	Virginia First Mortgage Funding, L.L.C.		Glen Allen, VA
			51%	Windstone Mortgage, L.L.C.		Lutz, FL
			100%	SunTrust Mortgage Securitization, LLC		Richmond, VA
		100%	Twin Rivers Insurance Company			Charleston, SC
		100%	SunTrust Procurement Services, L.L.C.			Baltimore, MD
		100%	SunTrust Education Financial Services Corporation			Richmond, VA
		100%	SunTrust Student Loan Funding, L.L.C.			Atlanta, GA
		100%	Southland Associates, Inc.			Durham, NC
		100%	NBC Market South, Inc.			Memphis, TN
			100%	NBC Management Company, Inc.		Memphis, TN

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	National Commerce Bank Services, Inc.		Memphis, TN
			100%	Prime Performance, Inc.	Denver, CO
		100%	Baker Street Funding, LLC		Atlanta, GA
		100%	Seix Structured Products, LLC		Atlanta, GA
		100%	SunTrust Robinson Humphrey Funding, LLC		Atlanta, GA
		100%	Willow/Providence Augusta Apartments Owner, LLC		Atlanta, GA
		100%	Courtland Funding, LLC		Atlanta, GA
		100%	SunTrust Auto Receivables, L.L.C.		Atlanta, GA
		100%	CRM Properties Manager, LLC		Atlanta, GA
			100%	CRM Central Properties, LLC	Atlanta, GA
			100%	CRM Carolinas Properties, LLC	Atlanta, GA
			100%	CRM Florida Properties, LLC	Atlanta, GA

100%	SunTrust Bank Holding Company (continued)

	100%	STI Investment Management (Collateral), Inc.		Newark, DE
		100%	STI Investment Management, Inc.	Newark, DE
		100%	STI Investment Management (Equity), Inc.	Wilmington, DE

	100%	CF Finance, L.L.C.		Newark, DE

	100%	Crestar Capital Trust I		Richmond, VA

	100%	SunTrust Investment Services, Inc.		Atlanta, GA

	100%	SunTrust Banks Trust Company (Cayman) LTD		Grand Cayman, Cayman Island, B.W.I.

	100%	SunTrust Personal Loans, Inc.		Atlanta, GA

	100%	Madison Insurance Company		Madison, GA

	100%	Twin Rivers II, Inc.		Charleston, SC

	100%	SunTrust Insurance Services, Inc.		Madison, GA